UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 27, 2004
(Date of earliest event reported)

MarketWatch, Inc.
(formerly MarketWatch.com, Inc.)
(Exact name of Registrant as specified in its charter)

Delaware	000-50562	27-0064104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street
San Francisco, California    94111
(Address of principal executive offices including zip code)

(415) 733-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The press release of MarketWatch, Inc., dated October 27, 2004, announcing, among other things, its financial results for the three and nine months ended September 30, 2004, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference.

Notwithstanding the above, those portions of the press release that discuss earnings before interest, taxes, depreciation and amortization (EBITDA) are being "furnished" to the Securities and Exchange Commission, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of MarketWatch, Inc., whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Press Release of MarketWatch, Inc. dated October 27, 2004. PDF

PDF    Also provided in PDF as a courtesy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

MarketWatch, Inc.

By:	/s/ Paul J. Mattison

Name: Paul J. Mattison
Title: Chief Financial Officer

Dated: October 27, 2004